UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2014

COTY INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35964	13-3823358
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of principal executive offices)	(Zip Code)

(212) 389-7300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As disclosed in our financial statements for the three months ended September 30, 2014 filed on Form 10-Q on November 6, 2014, Coty Inc. (the "Company") made certain changes to its segment reporting due to the impact of the Organizational Redesign restructuring program ("Organizational Redesign") announced by the Company and the information reported to its chief operating decision maker. Accordingly, the Company reclassified revenues and costs associated with the Playboy brand from the Fragrances to the Skin & Body Care operating segment and retrospectively adjusted its comparable information for the three months ended September 30, 2013 as required by GAAP. This Form 8-K provides financial information reflecting the reclassification resulting from the Organizational Redesign for fiscal 2013, 2014 and related quarters to enhance comparability for all periods presented herein.

Non-GAAP Financial Measures

The Company operates on a global basis, with the majority of net revenues generated outside of the U.S. Accordingly, fluctuations in foreign currency exchange rates can affect results of operations. Therefore, to supplement financial results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), certain financial information is presented excluding the impact of foreign currency exchange translations to provide a framework for assessing how the underlying businesses performed excluding the impact of foreign currency exchange translations (“constant currency”). Constant currency information compares results between periods as if exchange rates had remained constant period-over-period, with the current period’s results calculated at the prior-year period’s rates. The Company calculates constant currency information by translating current and prior-period results for entities reporting in currencies other than U.S. dollars into U.S. dollars using constant foreign currency exchange rates. The constant currency calculations do not adjust for the impact of revaluing specific transactions denominated in a currency that is different to the functional currency of that entity when exchange rates fluctuate. The constant currency information presented may not be comparable to similarly titled measures reported by other companies.

The financial information presents net revenues and net revenues growth on a constant currency and like-for-like basis. The Company believes that like-for-like growth better enables management and investors to analyze and compare the Company’s organic growth from period to period. In the periods covered by the financial information, like-for-like growth excludes the impact of foreign currency exchange translations, the discontinuation of the TJoy brand, the reorganization of our mass business in China, the divestiture of one of the Company’s licenses and the expiration of a certain North American service agreement that was not renewed and does not exclude revenues from the acquisition or conversion of third-party distributors.

The financial information also presents operating income and operating income margin on a non-GAAP basis and specifies that these measures are non-GAAP by using the term “adjusted”. The Company believes these non-GAAP financial measures better enable management and investors to analyze and compare the underlying business results from period to period. In calculating adjusted operating income and adjusted operating income margin, the Company excludes the impact of nonrecurring items and impairment charges, to the extent applicable.

The Company has provided a quantitative reconciliation in the financial information of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP. These non-GAAP measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Coty Inc.
	Fiscal Year 2013				Fiscal Year	Fiscal Year 2014				Fiscal Year	Fiscal Year 2015
@ Actual Rates. Fiscal Year ending June 30	1Q	2Q	3Q	4Q	2013	1Q	2Q	3Q	4Q	2014	1Q
	Sept’12	Dec’12	Mar’13	Jun’13		Sept’13	Dec’13	Mar’14	Jun’14		Sept’14

Fragrances Net Revenues	656.9	744.1	455.6	456.2	2,312.8	658.9	728.5	476.1	460.5	2,324.0	640.9
Fragrances % growth						0%	-2%	4%	1%	0%	-3%
Fragrances LfL % growth						1%	-2%	6%	1%	1%	-2%

Color Cosmetics Net Revenues	347.7	369.0	366.7	385.1	1,468.5	311.5	334.2	344.9	375.6	1,366.2	344.1
Color Cosmetics % growth						-10%	-9%	-6%	-2%	-7%	10%
Color Cosmetics LfL % growth						-10%	-9%	-6%	-4%	-7%	10%

Skin & Body Care Net Revenues	208.5	266.4	175.4	217.5	867.8	207.8	260.5	187.7	205.4	861.4	197.3
Skin & Body Care % growth						0%	-2%	7%	-6%	-1%	-5%
Skin & Body Care LfL % growth						-2%	-3%	7%	0%	0%	-2%

Net Revenues	1,213.1	1,379.5	997.7	1,058.8	4,649.1	1,178.2	1,323.2	1,008.7	1,041.5	4,551.6	1,182.3

Net Revenues % growth						-3%	-4%	1%	-2%	-2%	0%

Net Revenues LfL % growth						-3%	-4%	2%	-1%	-2%	1%

Fragrances Operating Income	127.9	154.4	54.5	18.1	354.9	145.8	133.4	54.5	7.5	341.2	120.5
Color Cosmetics Operating Income	73.2	57.1	50.4	28.1	208.8	36.8	33.7	36.7	47.0	154.2	42.5
Skin & Body Care Operating Income (Loss)	1.9	9.2	(1.2)	(0.8)	9.1	3.5	16.2	(326.7)	(30.3)	(337.3)	3.7

Fragrances Adjusted Operating Income	127.9	154.4	54.5	18.1	354.9	145.8	133.4	54.5	7.5	341.2	120.5
Color Cosmetics Adjusted Operating Income	73.2	57.1	50.4	28.1	208.8	36.8	33.7	36.7	49.6	156.8	41.2
Skin & Body Care Adjusted Operating Income (Loss)	1.9	9.2	(1.2)	(0.8)	9.1	3.5	16.2	(9.8)	(7.3)	2.6	5.4

Like-for-Like Net Revenues Reconciliation

	Three Months Ended September 30, 2013 and 2012

	Fiscal Year 2014 - 1Q				Fiscal Year 2013 - 1Q				Change
(in millions)	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care

Reported Net Revenues	$1,178.2	658.9	311.5	207.8	$1,213.1	656.9	347.7	208.5	-3%	0%	-10%	0%
2013 Ceased Activities (a)	2.3	2.3	-	-	8.2	8.2	-	-

Net Revenues Excluding 2013 Ceased Activities	$1,175.9	656.6	311.5	207.8	$1,204.9	648.7	347.7	208.5	-2%	1%	-10%	0%

Net Revenues at Constant Rates	$1,176.1	658.1	313.0	205.0	$1,213.1	656.9	347.7	208.5	-3%	0%	-10%	-2%

Net Revenues at Constant Rates Excluding 2013 Ceased Activities (LfL)	$1,173.8	655.8	313.0	205.0	$1,204.9	648.7	347.7	208.5	-3%	1%	-10%	-2%

(a)	In fiscal 2013, one of our licenses was divested and a certain North American service agreement expired and was not renewed (“2013 Ceased Activities”).

Note: Net revenues reflect the reclassification of the Playboy brand from the Fragrances to the Skin & Body Care operating segment resulting from the Organizational Redesign.

Like-for-Like Net Revenues Reconciliation

	Three Months Ended December 31, 2013 and 2012

	Fiscal Year 2014 - 2Q				Fiscal Year 2013 - 2Q				Change
(in millions)	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care

Reported Net Revenues	$1,323.2	728.5	334.2	260.5	$1,379.5	744.1	369.0	266.4	-4%	-2%	-9%	-2%
2013 Ceased Activities (a)	-	-	-	-	7.1	7.1	-	-

Net Revenues Excluding 2013 Ceased Activities	$1,323.2	728.5	334.2	260.5	$1,372.4	737.0	369.0	266.4	-4%	-1%	-9%	-2%

Net Revenues at Constant Rates	$1,318.9	725.9	334.8	258.2	$1,379.5	744.1	369.0	266.4	-4%	-2%	-9%	-3%

Net Revenues at Constant Rates Excluding 2013 Ceased Activities (LfL)	$1,318.9	725.9	334.8	258.2	$1,372.4	737.0	369.0	266.4	-4%	-2%	-9%	-3%

(a)	In fiscal 2013, one of our licenses was divested and a certain North American service agreement expired and was not renewed (“2013 Ceased Activities”).

Note: Net revenues reflect the reclassification of the Playboy brand from the Fragrances to the Skin & Body Care operating segment resulting from the Organizational Redesign.

Like-for-Like Net Revenues Reconciliation

	Three Months Ended March 31, 2014 and 2013

	Fiscal Year 2014 - 3Q				Fiscal Year 2013 - 3Q				Change
(in millions)	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care

Reported Net Revenues	$1,008.7	476.1	344.9	187.7	$997.7	455.6	366.7	175.4	1%	4%	-6%	7%
2013 Ceased Activities (a)	-	-	-	-	5.7	5.7	-	-

Net Revenues Excluding 2013 Ceased Activities	$1,008.7	476.1	344.9	187.7	$992.0	449.9	366.7	175.4	2%	6%	-6%	7%

Net Revenues at Constant Rates	$1,009.9	476.0	346.1	187.8	$997.7	455.6	366.7	175.4	1%	4%	-6%	7%

Net Revenues at Constant Rates Excluding 2013 Ceased Activities (LfL)	$1,009.9	476.0	346.1	187.8	$992.0	449.9	366.7	175.4	2%	6%	-6%	7%

(a)	In fiscal 2013, one of our licenses was divested and a certain North American service agreement expired and was not renewed (“2013 Ceased Activities”).

Note: Net revenues reflect the reclassification of the Playboy brand from the Fragrances to the Skin & Body Care operating segment resulting from the Organizational Redesign.

Like-for-Like Net Revenues Reconciliation
	Three Months Ended June 30, 2014 and 2013

	Fiscal Year 2014 - 4Q				Fiscal Year 2013 - 4Q				Change
(in millions)	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care

Reported Net Revenues	$1,041.5	460.5	375.6	205.4	$1,058.8	456.2	385.1	217.5	-2%	1%	-2%	-6%
2013 Ceased Activities (a)	-	-	-	-	7.5	7.5	-	-
TJoy Discontinuation and China Optimization (b)	(15.4)	-	(1.0)	(14.4)	-	-	-	-
Net Revenues Excluding 2013 Ceased Activities and TJoy Discontinuation and China Optimization	$1,056.9	460.5	376.6	219.8	$1,051.3	448.7	385.1	217.5	1%	3%	-2%	1%

Net Revenues at Constant Rates	$1,028.5	455.2	370.4	202.9	$1,058.8	456.2	385.1	217.5	-3%	0%	-4%	-7%

Net Revenues at Constant Rates Excluding 2013 Ceased Activities and TJoy Discontinuation and China Optimization (LfL)	$1,044.2	455.2	371.5	217.5	$1,051.3	448.7	385.1	217.5	-1%	1%	-4%	0%

(a)	In fiscal 2013, one of our licenses was divested and a certain North American service agreement expired and was not renewed (“2013 Ceased Activities”).
(b)	In fiscal 2014, we announced the discontinuation of our TJoy brand and the reorganization of our mass business in China (“China Optimization”).

Note: Net revenues reflect the reclassification of the Playboy brand from the Fragrances to the Skin & Body Care operating segment resulting from the Organizational Redesign.

Like-for-Like Net Revenues Reconciliation

	Year Ended June 30, 2014 and 2013

	Fiscal Year 2014				Fiscal Year 2013				Change
(in millions)	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care	Total Coty	Fragrances	Color Cosmetics	Skin & Body Care

Reported Net Revenues	$4,551.6	2,324.0	1,366.2	861.4	$4,649.1	2,312.8	1,468.5	867.8	-2%	0%	-7%	-1%
2013 Ceased Activities (a)	2.3	2.3	-	-	28.6	28.6	-	-
TJoy Discontinuation and China Optimization (b)	(15.4)	-	(1.0)	(14.4)	-	-	-	-
Net Revenues Excluding 2013 Ceased Activities and TJoy Discontinuation and China Optimization	$4,564.7	2,321.7	1,367.2	875.8	$4,620.5	2,284.2	1,468.5	867.8	-1%	2%	-7%	1%

Net Revenues at Constant Rates	$4,533.4	2,315.2	1,364.4	853.8	$4,649.1	2,312.8	1,468.5	867.8	-2%	0%	-7%	-2%

Net Revenues at Constant Rates Excluding 2013 Ceased Activities and TJoy Discontinuation and China Optimization (LfL)	$4,546.8	2,312.9	1,365.4	868.5	$4,620.5	2,284.2	1,468.5	867.8	-2%	1%	-7%	0%

(a)	In fiscal 2013, one of our licenses was divested and a certain North American service agreement expired and was not renewed (“2013 Ceased Activities”).
(b)	In fiscal 2014, we announced the discontinuation of our TJoy brand and the reorganization of our mass business in China (“China Optimization”).

Note: Net revenues reflect the reclassification of the Playboy brand from the Fragrances to the Skin & Body Care operating segment resulting from the Organizational Redesign.

Reported Operating Income to Adjusted Operating Income Reconciliation

	Fiscal Year 2013				Fiscal Year	Fiscal Year 2014				Fiscal Year
(in millions at actual rates)	1Q	2Q	3Q	4Q	2013	1Q	2Q	3Q	4Q	2014

Fragrances Operating Income - Reported	127.9	154.4	54.5	18.1	354.9	145.8	133.4	54.5	7.5	341.2
Adjustments	-	-	-	-	-	-	-	-	-	-
Fragrances Operating Income - Adjusted	127.9	154.4	54.5	18.1	354.9	145.8	133.4	54.5	7.5	341.2

Color Cosmetics Operating Income - Reported	73.2	57.1	50.4	28.1	208.8	36.8	33.7	36.7	47.0	154.2
Adjustments (a)	-	-	-	-	-	-	-	-	2.6	2.6
Color Cosmetics Operating Income - Adjusted	73.2	57.1	50.4	28.1	208.8	36.8	33.7	36.7	49.6	156.8

Skin & Body Care Operating Income (Loss) - Reported	1.9	9.2	(1.2)	(0.8)	9.1	3.5	16.2	(326.7)	(30.3)	(337.3)
Adjustments (b)	-	-	-	-	-	-	-	316.9	23.0	339.9
Skin & Body Care Operating Income (Loss) - Adjusted	1.9	9.2	(1.2)	(0.8)	9.1	3.5	16.2	(9.8)	(7.3)	2.6

(a) In Fiscal 2014 - 4Q, adjustments to operating income reflect charges related to the reorganization of our mass business in China.

(b) In Fiscal 2014 - 3Q, adjustments to operating income reflect asset impairment charges. In Fiscal 2014 - 4Q, adjustments to operating income reflect charges related to the reorganization of our mass business in China.

Note: Operating income reflects the reclassification of the Playboy brand from the Fragrances to the Skin & Body Care operating segment resulting from the Organizational Redesign.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.

Date: November 12, 2014	By:	/s/ Patrice de Talhouët
		Name:	Patrice de Talhouët
		Title:	Chief Financial Officer